EXHIBIT 10.27

                                 FIRST AMENDMENT
                                       TO
                     PRIVATE EQUITY LINE OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO PRIVATE EQUITY LINE OF CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 7th day of January, 1999 among Big Entertainment, Inc. (the "Company"), AMRO International, S.A. ("AMRO") and John P. O'Shea ("O'Shea," and together with AMRO, the "Investor").

                                R E C I T A L S:

         1. The Company, AMRO and O'Shea are parties to a Private Equity Line of Credit Agreement dated as of June 15, 1998 (the "Agreement"), pursuant to which the Investor invested $1,000,000 in shares of the Company's Common Stock.

         2. The parties desire to set forth their agreements as to certain modifications to the terms of the Agreement, as well as to the Registration Rights Agreement dated as of June 15, 1998 among the Company, AMRO and O'Shea (the "Registration Rights Agreement"), as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, AMRO and O'Shea hereby agree as follows:

         1. AGGREGATE PURCHASE PRICE.

                  (a) The "Aggregate Purchase Price" defined in the first recital paragraph and the "Commitment Amount" defined in Section 1.6 of the Agreement shall be increased to reflect the actual aggregate purchase price of the total number of shares of Common Stock purchased under the Agreement, which number of shares shall not exceed the number of shares of Common Stock registered from time to time by the Company pursuant to the Registration Rights Agreement for resale by the Investor and not yet sold by the Investor (the "Total Registered Shares").

                  (b) All references in the Registration Rights Agreement to the aggregate purchase price or aggregate amount invested by the Investor shall be increased to reflect the actual aggregate purchase price of the Total Registered Shares.

         2. ASSIGNMENT BY O'SHEA. Notwithstanding anything in Section 11.1 of the Agreement to the contrary, O'Shea may assign to AMRO all of his rights and obligations under the Agreement and this Amendment with the Company's prior written consent, which consent shall not be unreasonably withheld.

         3. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms shall have the meanings ascribed to them in the Agreement.

         4. VALIDITY OF AGREEMENT. Except to the extent specifically amended herein, all of the terms of the Agreement shall remain unmodified.

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         5. GOVERNING LAW. This Amendment shall be enforced, governed and construed in all respects in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of New York.

         6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which may be considered one and the same agreement and each of which shall be deemed an original.

         IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers or for themselves, have executed this Amendment as of the date first written above.

                             COMPANY:

                             BIG ENTERTAINMENT, INC.

                             By:  /S/ MITCHELL RUBENSTEIN
                                ---------------------------------------
                                      Mitchell Rubenstein, Chairman of the
                                      Board and Chief Executive Officer

                             AMRO:

                             AMRO INTERNATIONAL, S.A.

                             By:  /S/ M. KLEE
                                ---------------------------------------
                                Name:  M. Klee
                                Title:

                                 /S/ JOHN P. O'SHEA
                                ---------------------------------------
                                    John P. O'Shea

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